                                                        THE INDONESIA
                                                          FUND, INC.


                                                      SEMI-ANNUAL REPORT
                                                        JUNE 30, 2002


     [BOSTON STOCK EXCHANGE LOGO]


              3913-SA-02

CONTENTS

Letter to Shareholders ....................................................... 1

Portfolio Summary ............................................................ 4

Schedule of Investments ...................................................... 5

Statement of Assets and Liabilities .......................................... 6

Statement of Operations ...................................................... 7

Statement of Changes in Net Assets ........................................... 8

Financial Highlights .........................................................10

Notes to Financial Statements ................................................12

Description of InvestLink(SM) Program.........................................15

Privacy Policy Notice ........................................................18

================================================================================

 LETTER TO SHAREHOLDERS

                                                                   July 30, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 2002.

At June 30, 2002, the Fund's net assets were $21.2 million. The Fund's net asset value ("NAV") was $2.57 per share, as compared to $1.52 at December 31, 2001.

PERFORMANCE

Based on NAV, the Fund had a gain of 69.08% for the six months ended June 30, 2002, versus a gain of 65.01% for the Morgan Stanley Capital International Indonesia Free Index.* The Fund's solid showing in both absolute and relative terms reflected good stock selection in general. Stocks that had particularly strong showings for the Fund included its financial services holdings. The Fund also benefited from its overweightings in the buoyant pharmaceutical and retail areas. Stocks that hindered the Fund's relative return included its banking holdings, which rallied yet, lagged the banking component of the Fund's benchmark.

THE MARKET: UP, UP AND AWAY!

The first half held many surprises for investors in Indonesia, and, in stark contrast with recent years, most of them were positive.

POLITICS. Countering a long standing pattern of cronyism and ineffectiveness, the government of President Megawati achieved a number of advances during the period, not the least of which was diplomatic success in addressing simmering religious conflicts, and military success in countering separatist movements in Aceh and Irian Jaya. The president also proved her mettle by refusing to give in to the parliament's demands that she not attend the independence ceremony of East Timor in May. Her government also refused to extend debt agreements with the country's largest debtors, and, in the case of former bank owners, threatened legal sanctions or imprisonment if their debts were not repaid in a timely manner. And in a case yet to be heard, prosecutors believe they have compelling evidence of corruption charges against the chairman and speaker of the parliament, Akbar Tanjung.

THE STOCK MARKET. Foreigners enthusiastically applauded the government's actions, sending the Jakarta exchange up 26% during the first quarter of 2002 (in local-currency terms), and an additional 6% or so in the second quarter. Investors were cheered by a strengthening currency and the government's successful sale of its controlling stake in a major bank, a move seen as leading to further sales of government-held stakes in major corporations, particularly in the telecom sector. Investors also applauded the Indonesian Pension Fund Association's announcement that its members would increase their allocation to domestic equities to 15% in 2002, up from 10% in 2001.

================================================================================

 LETTER TO SHAREHOLDERS

THE ECONOMY. Inflation (15.1% on a year-over-year basis in February; 12.9% in May) remained high, leaving a wide discrepancy between real and nominal GDP growth. In other news, the IMF disbursed approximately $700 million in new loans and the country received favorable treatment from the Paris Club 3 and its London Club private creditors on proposals to restructure or delay repayment of various public debts.

PORTFOLIO STRUCTURE AND STRATEGY: BUILDING OPPORTUNISTICALLY

The exceptional performance of Indonesia's equity markets this year to date will most likely encourage substantial new issuance from government-owned entities and from other corporations that are eager to pay down their debt and otherwise re-capitalize, after several very lean years. This may result in an overall dilution of share prices, as investors shift between available opportunities. There may also yet be some economic backsliding, given the country's massive debt load and the limited policy options available to the government to address it now.

In this environment, we plan to continue building opportunistically on positions in the automotive and other consumption-driven industries, which have done quite well this year. We are less positive on export-driven stocks, which tend to suffer when the currency is strong, as it has been. We are also less positive on the telecom sector, given the government's announced plans to sell a good part of its substantial equity stake in the industry. This said, and barring any major negative events, the Indonesian stock market could enjoy continued support if, as many expect, the Rupiah remains strong and stable, and if quarterly corporate results demonstrate sustained earnings growth.

OUTLOOK: ENCOURAGED, BUT STILL CAUTIOUS

Although little is certain in a land noted for sometimes extreme political and economic volatility, Indonesia appears to be making many of the moves we think are necessary if its economy and its equity marketplace are to continue to improve.

We are encouraged, for example, by recent political stability, and efforts by the government to stamp out endemic corruption and bring perpetrators to trial. We are also beginning to see the first fruits of banking reform, with the Indonesian Bank Restructuring Agency set to auction an estimated U.S.$17 billion in loans in July. Beyond this, we are witnessing greater stability and sustainability in domestic consumption and exports, particularly oil and gas.

Still, we remain concerned that high inflation and massive debt servicing requirements could hinder the government's ability to address current problems through monetary or fiscal policies. As noted, we are also somewhat concerned with the potential impact on domestic equities from a comparative flood of planned new issuance and government equity sales.

================================================================================

 LETTER TO SHAREHOLDERS

Only time will tell how these issues will play out. We can only hope that the substantial progress made thus far this year will be replicated in the quarters to come.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's reinvestment program know as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominees should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 15 through 17 of this report.


--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Free Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since May 13, 2002. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President and Chief Investment Officer of the Fund. He is also President, Chief Investment Officer and a Director of The Emerging Markets Telecommunications Fund, Inc. and The First Israel Fund, Inc.; and President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                             JUNE 30, 2002   DECEMBER 31, 2001
Automotive                                            10.4%                6.2%
Building Products-Cement/Aggregate                     4.6%                4.1%
Commercial Banks                                       6.3%                7.6%
Diversified Operations                                 3.7%                3.0%
Food & Kindred Products                                5.0%                4.1%
Medical-Drugs                                          8.8%                9.0%
Mining                                                 0.0%                1.8%
Oil & Gas                                              1.8%                1.6%
Retailing                                              8.0%               11.1%
Soap & Cleaning Preparation                            4.4%                4.9%
Telecommunications                                    23.6%               27.4%
Tobacco                                               18.2%               17.5%
Other                                                  2.7%                1.2%
Cash & Other Assets                                    2.6%                0.7%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                     PERCENT OF
    HOLDING                                                          SECTOR                          NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 1. PT Telekomunikasi Indonesia                                Telecommunications                       19.6
-----------------------------------------------------------------------------------------------------------------
 2. PT Hanjaya Mandala Sampoerna Tbk                                 Tobacco                             8.2
-----------------------------------------------------------------------------------------------------------------
 3. PT Astra International Tbk                                     Automotive                            7.7
-----------------------------------------------------------------------------------------------------------------
 4. PT Tempo Scan Pacific Tbk                                     Medical-Drugs                          7.2
-----------------------------------------------------------------------------------------------------------------
 5. PT Gudang Garam Tbk                                              Tobacco                             7.2
-----------------------------------------------------------------------------------------------------------------
 6. PT Indofood Sukses Makmur Tbk                            Food & Kindred Products                     5.0
-----------------------------------------------------------------------------------------------------------------
 7. PT Ramayana Lestari Sentosa Tbk                                 Retailing                            4.8
-----------------------------------------------------------------------------------------------------------------
 8. PT Semen Gresik (Persero) Tbk                      Building Products-Cement/Aggregate                4.6
-----------------------------------------------------------------------------------------------------------------
 9. PT Unilever Indonesia Tbk                              Soap & Cleaning Preparation                   4.4
-----------------------------------------------------------------------------------------------------------------
10. PT Indonesian Satellite Corp. Tbk (Indosat)                Telecommunications                        4.0
-----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NO. OF         VALUE
DESCRIPTION                                               SHARES        (NOTE A)
----------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.42%

 AGRICULTURE-2.72%
PT Astra Argo Lestari Tbk ...........................     2,546,500   $    577,222
PT Perusahaan Perkebunan London
  Sumatra Indonesia Tbk+ ............................           100              4
                                                                      ------------
                                                                           577,226
                                                                      ------------

 AUTOMOTIVE-10.37%
PT Astra International Tbk+ .........................     3,331,000      1,624,785
PT Astra Otoparts Tbk+ ..............................     2,517,500        577,872
                                                                      ------------
                                                                         2,202,657
                                                                      ------------

 BUILDING PRODUCTS-CEMENT/AGGREGATE-4.62%
PT Semen Gresik (Persero) Tbk .......................     1,016,500        979,984
                                                                      ------------

 COMMERCIAL BANKS-6.29%
PT Bank Central Asia Tbk ............................     2,315,000        690,807
PT Bank Internasional Indonesia,
 Certificates of Entitlement*+ ......................   126,297,600              0
PT Bank Pan Indonesia Tbk ...........................     9,765,000        644,425
PT Lippo Bank, Certificates
 of Entitlement*+ ...................................    14,400,000              0
                                                                      ------------
                                                                         1,335,232
                                                                      ------------

 DIVERSIFIED OPERATIONS-3.70%
PT Bimantara Citra Tbk ..............................     2,737,000        785,321
                                                                      ------------

 FOOD & KINDRED PRODUCTS-4.95%
PT Indofood Sukses Makmur Tbk .......................     8,523,000      1,051,558
                                                                      ------------

 MEDICAL-DRUGS-8.76%
PT Kalbe Farma Tbk+ .................................     6,804,900        320,212
PT Tempo Scan Pacific Tbk ...........................     2,312,000      1,539,034
                                                                      ------------
                                                                         1,859,246
                                                                      ------------

 OIL & GAS-1.77%
PT Medco Energi
 International Tbk ..................................     2,295,000        375,344
                                                                      ------------

                                                          NO. OF          VALUE
DESCRIPTION                                            SHARES/UNITS      (NOTE A)
----------------------------------------------------------------------------------
 PAPER PRODUCTS-0.00%
PT Indah Kiat Pulp & Paper
 Corporation Tbk,
 Warrants (expiring 07/11/02)+ ......................             5   $          0
                                                                      ------------

 RETAILING-8.00%
PT Matahari Putra Prima Tbk .........................     8,736,000        676,782
PT Ramayana Lestari
 Sentosa Tbk ........................................     2,131,500      1,021,349
                                                                      ------------
                                                                         1,698,131
                                                                      ------------

 SOAP & CLEANING PREPARATION-4.37%
PT Unilever Indonesia Tbk ...........................       391,000        928,922
                                                                      ------------

 TELECOMMUNICATIONS-23.64%
PT Indonesian Satellite
 Corp. Tbk (Indosat) ................................       674,000        847,045
PT Telekomunikasi Indonesia .........................     5,900,940      2,539,714
PT Telekomunikasi
 Indonesia ADR ......................................       185,442      1,631,889
                                                                      ------------
                                                                         5,018,648
                                                                      ------------

 TOBACCO-18.23%
PT Bentoel Internasional
 Investama Tbk+ .....................................    19,000,000        599,678
PT Gudang Garam Tbk+ ................................     1,260,500      1,526,257
PT Hanjaya Mandala
 Sampoerna Tbk ......................................     3,710,000      1,745,782
                                                                      ------------
                                                                         3,871,717
                                                                      ------------
TOTAL INVESTMENTS-97.42%
 (Cost $19,512,378) (Notes A,D) .....................                   20,683,986
                                                                      ------------

CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES-2.58% ........................                      548,468
                                                                      ------------
NET ASSETS-100.00% ..................................                 $ 21,232,454
                                                                      ============

--------------------------------------------------------------------------------
*   Not readily marketable security.
+   Security is non-income producing.
ADR American Depositary Receipts.

================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost $19,512,378) (Note A) ..................................................    $ 20,683,986
Cash (Note A) ......................................................................................         294,885
Receivables:
   Investments sold ................................................................................       2,584,468
   Dividends .......................................................................................          75,489
Prepaid expenses ...................................................................................             788
                                                                                                        ------------
Total Assets .......................................................................................      23,639,616
                                                                                                        ------------

 LIABILITIES

Payables:
   Investments purchased ...........................................................................       2,228,621
   Investment advisory fee (Note B) ................................................................          53,626
   Directors' fees .................................................................................          13,417
   Administration fees (Note B) ....................................................................           3,555
   Other accrued expenses ..........................................................................         107,943
                                                                                                        ------------
Total Liabilities ..................................................................................       2,407,162
                                                                                                        ------------
NET ASSETS (applicable to 8,266,202 shares of common stock outstanding) (Note C) ...................    $ 21,232,454
                                                                                                        ============

NET ASSET VALUE PER SHARE  ($21,232,454 DIVIDED BY 8,266,202) ......................................           $2.57
                                                                                                        ============

 NET ASSETS CONSISIT OF

Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
    (100,000,000 shares authorized) ................................................................    $      8,266
Paid-in capital ....................................................................................      74,621,255
Accumulated net investment loss ....................................................................        (107,740)
Accumulated net realized loss on investments and foreign currency related transactions .............     (54,452,423)
Net unrealized appreciation in value of investments and translation of other assets and
   liabilities denominated in foreign currency .....................................................       1,163,096
                                                                                                        ------------
Net assets applicable to shares outstanding ........................................................    $ 21,232,454
                                                                                                        ============

================================================================================

6                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT LOSS

Income (Note A):
   Dividends .......................................................................................      $  144,640
   Interest ........................................................................................           3,508
   Less: Foreign taxes withheld ....................................................................         (21,778)
                                                                                                          ----------
   Total Investment Income .........................................................................         126,370
                                                                                                          ----------
Expenses:
   Investment advisory fees (Note B) ...............................................................          91,578
   Professional fees ...............................................................................          44,509
   Printing ........................................................................................          26,475
   Transfer agent fees .............................................................................          16,860
   Accounting fees .................................................................................          14,877
   Directors' fees .................................................................................          11,298
   Administration fees (Note B) ....................................................................          10,646
   Custodian fees ..................................................................................           9,540
   Insurance .......................................................................................           1,748
   Stock exchange listing fees .....................................................................             939
   Other ...........................................................................................           5,640
                                                                                                          ----------
   Total Expenses ..................................................................................         234,110
                                                                                                          ----------
   Net Investment Loss .............................................................................        (107,740)
                                                                                                          ----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS


Net realized loss from:
   Investments .....................................................................................        (733,412)
   Foreign currency related transactions ...........................................................          (5,574)
Net change in unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currency ...........................................       9,534,547
                                                                                                          ----------
Net realized and unrealized gain on investments and foreign currency related transactions ..........       8,795,561
                                                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................      $8,687,821
                                                                                                          ==========

================================================================================

See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 FOR THE SIX MONTHS       FOR THE YEAR
                                                                                 ENDED JUNE 30, 2002          ENDED
                                                                                     (UNAUDITED)        DECEMBER 31, 2001
                                                                                 -------------------    -----------------
  INCREASE IN NET ASSETS

Operations:
   Net investment loss .........................................................    $  (107,740)          $  (599,503)
   Net realized loss on investments and foreign currency related transactions ..       (738,986)             (478,110)
   Net change in unrealized depreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currency       9,534,547               554,493
                                                                                    -----------           -----------
     Net increase/(decrease) in net assets resulting from operations ...........      8,687,821              (523,120)
                                                                                    -----------           -----------

Capital share transactions (Note A):
   Net assets received in conjuction with the Agreement and
     Plan of Reorganization ....................................................             --             5,132,440
   Cash paid in-lieu-of fractional shares ......................................             --                  (126)
                                                                                    -----------           -----------
    Total capital share transactions ...........................................             --             5,132,314
                                                                                    -----------           -----------
    Net increase in net assets .................................................      8,687,821             4,609,194
                                                                                    -----------           -----------

  NET ASSETS

Beginning of period ............................................................     12,544,633             7,935,439
                                                                                    -----------           -----------
End of period ..................................................................    $21,232,454           $12,544,633
                                                                                    ===========           ===========

================================================================================

8                                See accompanying notes to financial statements.

                       This page left intentionally blank.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                             FOR THE SIX MONTHS
                                                                                    ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                                                JUNE 30, 2002       -------------------------------
                                                                                 (UNAUDITED)            2001              2000
                                                                               -----------------      -------           -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .......................................           $1.52            $1.72             $4.48
                                                                                     -------          -------           -------
Net investment income/(loss) ...............................................           (0.01)           (0.13)*           (0.13)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions ....................            1.06            (0.07)            (2.63)
                                                                                     -------          -------           -------
Net increase/(decrease) in net assets resulting from operations ............            1.05            (0.20)            (2.76)
                                                                                     -------          -------           -------
Distributions to shareholders:
  Net realized gain on investments and foreign currency related
   transactions.............................................................              --               --                --
                                                                                     -------          -------           -------
Net asset value, end of period .............................................           $2.57            $1.52            $1.72
                                                                                     =======          =======           =======
Market value, end of period ................................................           $2.10            $1.32            $1.563
                                                                                     =======          =======           =======
Total investment return (a) ................................................           59.09%          (15.52)%          (71.26)%
                                                                                     =======          =======           =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ....................................         $21,232          $12,545            $7,935
Ratio of expenses to average net assets ....................................            2.56%(d)         8.89%(b)          7.23%(c)
Ratio of net investment income/(loss) to average net assets ................           (1.18)%(d)       (5.63)%           (4.85)%
Portfolio turnover rate ....................................................           14.17%           10.23%            16.48%

--------------------------------------------------------------------------------
*     Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization) and December 31, 2001.
(a)   Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment returns for periods of less than one year are not annualized.
(b)   Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c)   Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.
(d)   Annualized.

================================================================================

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                                     --------------------------------------
                                                                                      1999           1998            1997
                                                                                     -------        -------         -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .......................................           $2.71          $3.58          $10.68
                                                                                     -------        -------         -------
Net investment income/(loss) ...............................................           (0.05)         (0.04)           0.03
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions ....................            1.87          (0.83)          (7.13)
                                                                                     -------        -------         -------
Net increase/(decrease) in net assets resulting from operations ............            1.82          (0.87)          (7.10)
                                                                                     -------        -------         -------
Distributions to shareholders:
  Net realized gain on investments and foreign currency related
   transactions.............................................................           (0.05)            --              --
                                                                                     -------        -------         -------
Net asset value, end of period .............................................           $4.48          $2.71           $3.58
                                                                                     =======        =======         =======
Market value, end of period ................................................          $5.438         $3.438          $4.625
                                                                                     =======        =======         =======
Total investment return (a) ................................................           59.58%        (25.68)%        (52.56)%
                                                                                     =======        =======         =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ....................................         $20,669        $12,491         $16,486
Ratio of expenses to average net assets ....................................            3.18%          4.21%           1.89%
Ratio of net investment income/(loss) to average net assets ................           (1.43)%        (1.37)%          0.33%
Portfolio turnover rate ....................................................           47.38%         36.58%          48.19%

                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                                     --------------------------------------
                                                                                      1996           1995            1994
                                                                                     -------        -------         -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .......................................           $9.34          $9.18          $14.03
                                                                                     -------        -------         -------
Net investment income/(loss) ...............................................            0.01             --           (0.03)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions ....................            1.33           0.16           (4.82)
                                                                                     -------        -------         -------
Net increase/(decrease) in net assets resulting from operations ............            1.34           0.16           (4.85)
                                                                                     -------        -------         -------
Distributions to shareholders:
  Net realized gain on investments and foreign currency related
   transactions.............................................................              --             --              --
                                                                                     -------        -------         -------
Net asset value, end of period .............................................          $10.68          $9.34           $9.18
                                                                                     =======        =======         =======
Market value, end of period ................................................          $9.750        $10.125         $12.000
                                                                                     =======        =======         =======
Total investment return (a) ................................................           (3.70)%       (15.63)%        (42.17)%
                                                                                     =======        =======         =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ....................................         $49,223        $43,060         $42,297
Ratio of expenses to average net assets ....................................            1.91%          1.96%           1.83%
Ratio of net investment income/(loss) to average net assets ................            0.10%          0.05%          (0.25)%
Portfolio turnover rate ....................................................           34.67%         24.10%          31.56%

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                                --------------------------------
                                                                                      1993           1992
                                                                                     -------        -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .......................................           $7.63          $7.72
                                                                                     -------        -------
Net investment income/(loss) ...............................................           (0.03)          0.01
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions ....................            6.43          (0.10)
                                                                                     -------        -------
Net increase/(decrease) in net assets resulting from operations ............            6.40          (0.09)
                                                                                     -------        -------
Distributions to shareholders:
  Net realized gain on investments and foreign currency related
   transactions.............................................................              --             --
                                                                                     -------        -------
Net asset value, end of period .............................................          $14.03          $7.63
                                                                                     =======        =======
Market value, end of period ................................................         $20.750         $9.000
                                                                                     =======        =======
Total investment return (a) ................................................          130.56%          7.46%
                                                                                     =======        =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ....................................         $64,661        $35,186
Ratio of expenses to average net assets ....................................            1.98%          2.04%
Ratio of net investment income/(loss) to average net assets ................           (0.30)%         0.09%
Portfolio turnover rate ....................................................           63.77%         22.39%

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                                                                              11

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the Jakarta Growth Fund, Inc. ("JGF") in exchange for Fund shares. Each JGF shareholder became entitled to receive 0.7289 Fund shares for every JGF share and cash in-lieu-of fractional shares, resulting in the issuance of an aggregate 3,657,213 Fund shares. Net assets of the Fund and JGF as of the Agreement and Plan of Reorganization ("Reorganization") date were $6,468,268 and $5,132,440, including unrealized depreciation of $6,005,467 and $3,556,343, respectively. Total net assets after the Reorganization were $11,600,708.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities are valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it is valued at the closing price on another exchange where it trades. If there are no such sale prices, the value is the most recent bid. Closing prices and bid/asked quotations are supplied by one or more independent pricing services approved by the Board of Directors ("Pricing Service"). If no Pricing Service is able to provide such closing prices and there are more than two dealers, brokers or market makers in the security, the value is the mean between the highest bid and lowest asked obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value is the mean between the highest and the lowest bid provided. If there is only one dealer, broker or market maker, the value is the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid, in which case the value is the bid.

All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the Boston Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2002, the interest rate was 1.05% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryover for U.S. federal income tax purposes of $52,112,214 (of which $8,437,172 is subject to Internal Revenue Code Section limitations) of which $8,617,662 expires in 2002; $7,370,210 expires in 2003; $5,731,003 expires in 2004; $4,600,826 expires in
2005; $14,881,456 expires in 2006; $3,253,238 expires in 2007; $5,937,713 expires in 2008 and $1,720,106 expires in 2009. Differences between capital loss carryovers on a book and tax basis primarily relate to timing of the recognition of losses for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, foreign exchange losses incurred after October 31, 2001, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized foreign exchange losses of $10,498.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2002, CSAM earned $91,578 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2002, CSAM was reimbursed $1,488 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2002, BSFM earned $9,158 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $13,564 for its services to the Fund.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at June 30, 2002, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $21,103,103. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $419,117, was composed of gross appreciation of $2,336,907 for those investments having an excess of value over cost and gross depreciation of $2,756,024 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $2,543,804 and $3,119,585, respectively.

 NOTE E. CREDIT FACILITY

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At June 30, 2002 and during the six months ended June 30, 2002, the Fund had no borrowings under either credit facility.

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will

================================================================================
also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)(CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.
================================================================================

 PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

 - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

 - Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

================================================================================

 ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The Indonesia Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' advance notice. As of June 30, 2002, 97.42% of the Fund's net assets were invested in Indonesian securities.

================================================================================

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
================================================================================

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the Boston Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2002, CSAM managed over $66 billion in the U.S. and, together with its global affiliates, managed assets of over $313 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's Boston Stock Exchange trading symbol is IF. The Fund also trades on the OTC Bulletin Board under the trading symbol INDF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds." Quotes can also be obtained from the Internet at http://www.bridge.com and http://www.pcquote.com.

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

================================================================================

 DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

Lawrence J. Fox         Director

Richard H. Francis      Director

William W. Priest, Jr.  Director

Laurence R. Smith       Chairman of the Board of
                        Directors, Director and
                        Chief Executive Officer

Richard W. Watt         President and Chief
                        Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P. O. Box 43010
Providence, RI 02940

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

                                                    [BOSTON STOCK EXCHANGE LOGO]

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
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                                                                      3913-SA-02